Exhibit 99.1

NAREIT Institutional Investor Forum June 2006

Safe Harbor In addition to historical information, this presentation contains forward-looking statements and information under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith and/or Ameriton Properties Inc. operates, management's beliefs and assumptions made by management. While Archstone-Smith and/or Ameriton Properties Inc. management believe the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. See "Risk Factors" in Archstone- Smith's 2005 Annual Report on Form 10-K for factors which could affect Archstone- Smith's future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone-Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Archstone-Smith Profile Includes operating units and units under construction that the company owns or has an ownership position in as of May 31, 2006. Apartment communities (1) 271 Apartment units (1) 83,776 Equity market capitalization $12.0 billion Total market capitalization $17.5 billion S&P 500 Company Forbes 2000 Global Ranking 954 Top apartment company in Fortune's 2004 Most Admired Companies List Recognized as One of America's Top 50 Employers for Minorities by Fortune Magazine Alban Towers, Washington D.C. Archstone Playa del Rey, Southern California Archstone Pasadena, Southern California Archstone Westside, Southern California The Aston, New York

PPS AVB AIV EQR CPT ESS UDR BRE ASN -13.3 -6.5 -6 -4 -3.4 -1.4 -0.07 1.9 2.3 6.8 Cumulative same-store net operating income ("NOI") performance (1) The Result is Outstanding Performance Avalon Bay AIMCO EQR Camden Essex BRE UDR Archstone- Smith (13.3%) (6.0%) (4.0%) (1.4%) (0.3%) 1.9% 2.3% 6.8% Post (6.5%) Period from January 1, 2001 - March 31, 2006 - Each company's cumulative same-store NOI growth for the period presented. Results for 2001 through 2006 are per Green Street Advisors Apartment REITS: May '06 Update, except for Archstone-Smith figures, which are actual reported same-store NOI results for 2001 through 2006. Excludes Archstone-Smith. (3.4%) Apartment Average (2)

Spread is significantly larger in protected markets Home Price Appreciation Versus Rent Growth From 1999 Through 2005 Sources: economy.com and Reis.com 1 2 3 4 5 6 7 a 0.26 0.4 0.36 0.73 1.4 1.7 1.9 b 0 0.09 -0.03 -0.03 0.26 0.31 0.4 190% 40% 140% (3%) 36% 9% 40% 0% 26% (3%) 73% 31% 170% 26% Houston San Francisco Dallas Atlanta New York Washington, D.C. Los Angeles Home price appreciation Rent growth

Huge Gap Between Buying & Renting in Core Sub-Markets The ratio of the total cost of buying divided by the cost of renting. The cost of buying includes the principal and interest payment on a 30-year mortgage, but excludes expenses such as property taxes and insurance. The cost of renting is equal to the average rent in each market or submarket. Source: Torto Wheaton Research and National Association of Realtors (5/06) Overall market reflects San Diego (LaJolla), Los Angeles (Marina del Rey, Studio City), Washington, D.C. (Connecticut Avenue) and San Jose (Mountain View). Street corner level of detail matters! Lofts 590, Arlington Archstone Studio City, Southern California Archstone Marina del Rey, Southern California Archstone-Smith's Core Sub-Markets Sub-Market (1) Overall Market (1)(2) Connecticut Ave., Washington, D.C. 8.3x 2.3x La Jolla, CA 6.5x 3.2x Marina del Rey, CA 5.2x 2.6x Mountain View, CA 4.8x 3.7x Studio City, CA 4.4x 2.6x Non-Core Markets Overall Market (1) Houston 1.4x Atlanta 1.4x Dallas 1.3x National Average 1.4x

Protected markets have significantly outperformed commodity markets over the last ten years (1996 - 2005) Same Store Revenue Same Store NOI Protected (1) 4.5% 5.4% Commodity (1) 1.3 0.3 Total 2.7% 2.9% Includes all core and non-core markets in which ASN operated as of December 31, 2005. Archstone-Smith's actual results tell a compelling story Revenue is only part of the equation - the true measure of success is NOI Protected Versus Commodity Markets

ASN's 10 year disposition returns also reflect superior performance results in protected markets Gross Sales Proceeds GAAP Gain on Sale, Net Cash Gain on Sale, Net (1) % Cash Gain on Cost Unleveraged IRR Protected (2) $3.4 B $938 M $726 M 27.4% 15.5% Commodity (2) 4.7 777 329 7.6 11.9 Total ASN $8.1 B $1,715 M $1.055 M 15.1% 13.4% See footnote 1 on page 24 of this presentation for a reconciliation of GAAP gains from the disposition of real estate investments to gross gains from the disposition of real estate investments for the period presented. Includes all markets where ASN has disposed of assets from 1995 -Q1/06. Protected markets produce superior returns Protected Versus Commodity Markets

Successful Capital Redeployment Program Exit virtually all remaining non-core markets in 2006 Portfolio Concentrations (1) 2001 2002 2003 2004 2005 Q1 2006 Washington, D.C. Metro Area 33.2% 35.1% 40.0% 39.4% 36.6% 34.3% Southern California 11.8 13.2 15.2 18.9 24.9 25.0 San Francisco Bay Area 9.8 9.0 9.8 8.2 8.2 9.3 New York City Metro Area - 2.2 2.5 4.9 6.8 8.8 Boston 5.1 5.2 5.0 4.7 4.7 4.6 Seattle 4.0 3.4 3.3 3.1 3.9 4.1 Chicago 9.0 8.5 7.6 6.1 4.3 3.9 Southeast Florida 7.2 6.6 4.2 4.7 4.0 3.3 Non-Core markets 19.9 16.8 12.4 10.0 6.6 6.7 100% 100% 100% 100% 100% 100% Represents the geographic distribution of communities (excluding Ameriton and communities located outside of the United States) as of the end of each respective period based on net operating income.

Greater New York City Metropolitan Area High-Rise Portfolio Archstone Hoboken Acquired: Q3/04 3 Archstone Chelsea Acquired: Q3/05 4 The Mosaic Under Development 9 Archstone East 39th Acquired: Q1/04 2 Archstone West 54th Acquired: Q3/05 5 180 Montague Acquired: Q2/06 7 Archstone 101 West End Acquired: Q2/02 1 Archstone Midtown West Acquired: Q1/06 6 Marlborough House Acquired: Q2/06 8 5 6 2 3 4 9 7 8 1

Incremental Value Embedded in $4.1 Billion Development Pipeline Estimated Sales Cap Rate Incremental Value of Development Pipeline (1) 4.75% 5.25% $2.7 B $1.9 B $1.4 B Number of communities 43 Number of units 15,265 Total expected investment (TEI) $4.1 billion Projected stabilized yield Approximately 7% (1) Reflects management's estimate of the incremental value above total expected investment based on current market values calculated using the projected stabilized yield and sales cap rates shown above.

Ameriton Properties Incorporated Net of income tax and including joint venture gains. See footnote 2 on page 24 of this presentation for a reconciliation of Ameriton's contribution to Archstone-Smith's FFO to GAAP net earnings for the period presented. IRR is pretax. Leveraging our core competencies Wholly owned subsidiary that utilizes Archstone-Smith's development, acquisition and operating expertise to capitalize on short-term real estate investment opportunities Only apartment company that is pursuing this type of strategy Cumulative Ameriton dispositions from Q1/00 - Q1/06 Cumulative Ameriton dispositions from Q1/00 - Q1/06 Cumulative Ameriton dispositions from Q1/00 - Q1/06 Number of Units 11,855 Gross Sales Proceeds $1.5 B GAAP Gain $189.5 M GAAP Gain Per Share $0.94 FFO Gain (1) $176.4 M FFO Gain Per Share (1) $0.86 Unleveraged Internal Rate of Return (IRR) (2) 24% The Pointe at Warner Center, Southern California Esplanade at Hermann Museum Circle, Texas Westchester at Kentlands, Maryland Portofino, Bay Area

ASN Bloomberg DJUA S&P 500 DJIA NASDAQ 3-year 144.6 111.2 64.6 22.9 19.6 14.6 Archstone- Smith Dow Jones Industrial Bloomberg Apartment Index S&P 500 144.6% 111.2% 22.9% 19.6% NASDAQ 14.6% December 31, 2001 - May 31, 2006 64.6% Dow Jones Utilities Total Shareholder Return

Equity capitalization: State of Wisconsin Investment Board (SWIB): $100 M (80%) Archstone-Smith: $25 M (20%) Estimated value of assets: $350 M Focused on acquisitions in Archstone-Smith's non-core markets and non-core locations in core markets 10-year term Attractive fees and promote structure Provides platform to leverage operational and transactional strengthens Joint Venture with State of Wisconsin Investment Board

Building the Dominant Operating Platform First company to introduce initiatives that have become (or are becoming) industry standards: Revenue Management (LRO) The industry's first sophisticated revenue management software system that automates apartment pricing based on market dynamics Online Leasing - only company with this capability 716 leases in May 2006; 20% of leases 28% of users did not visit the community prior to completing their lease; 39% visited the community only one time Allows onsite associates to better serve our existing customers and potential customers who choose to visit our communities Web-Based Property Management System (MRI) Partnered with Intuit to develop this platform Archstone Boston Common, Boston

Building the Dominant Operating Platform Incentive-Based Compensation - only apartment company to use this well-proven model Leasing associates earn the majority of their compensation through leases "sold" High-caliber sales associates are more vested in delivering a superior experience to our customers In place at 90 communities with full roll-out expected in 2006 Web-Based Credit Scoring (SafeRent) - founded and provided venture capital - now an industry standard Resident Portal - enables residents to pay their rents through direct debit, submit online service requests and access their lease and community information online Approximately 25% of May 2006 rent payments were collected through direct debit, $286 M on an annualized basis Lofts 590, Arlington

Strong Growth in New Move-in Rents Information is based on all properties that have been stabilized since December 26, 2003. 2004 2005 2006

Europe Update

Why Germany?

- Assets sell for significantly less than replacement value
- Low home ownership rate (43%)
  - Berlin (11%)
- Huge spread between incomes and rental rates
- Predictable income stream:
  - Revenues should continue to grow
  - Majority of expenses are passed through to residents
  - Extremely low turnover (8% – 12%)
  - Similar to a TIPS security


North Sea
DENMARK
Hamburg
NETHERLANDS
GERMANY
Berlin
POLAND
Munster
Dusseldorf
Cologne
Frankfurt
BELGIUM
Mannheim
CZECH REPUBLIC
LUXEMBURG
Heidelberg
Saarbruken
Regensburg
FRANCE
Munich
AUSTRIA
Radolfzell

Mannheim acquisition (822 units - $44.5 M in Q4/05)

- $54.1 K per unit - $82 per square foot
- Located in the wealthy state of Baden-Wuerttemberg, with disproportionately high incomes and employment, as well as better-than-average demographics

Berlin acquisition (657 units - $50.5 M in Q2/06)

- $76.9 K per unit - $107 per square foot
- Expiration of long-standing subsidies will increase controlled rents (i.e. market rents)

ARCHSTONE SMITH

Leading the Real Estate Industry Into New Territory

18

Strong Balance Sheet and Financial Flexibility Strong investment grade ratings (BBB+ / Baa1 / A-) Company is currently under-leveraged relative to targeted levels (1) 44.7% debt to undepreciated book capitalization 31.0% debt to total market capitalization Very manageable 20-year debt maturity schedule $600 million line of credit As of March 31, 2006. Archstone Santa Monica, Southern California Archstone Marina del Rey, Southern California Archstone 2000 Commonwealth, Boston Archstone Watertown Square, Boston Gallery at Rosslyn, Arlington

Appendix Renting Versus Buying - Sample Market Comparisons

Renting Versus Buying Sources: economy.com and Reis.com Washington, D.C. versus Houston 2004 2005 2006

Renting Versus Buying Sources: economy.com and Reis.com Los Angeles versus Dallas 2004 2005 2006

Renting Versus Buying Sources: economy.com and Reis.com New York versus Atlanta 2004 2005 2006

Supplemental Information and Reconciliations Footnotes: All amounts in millions GAAP gains on assets sold: $1,715.4 Less: accumulated depreciation on assets sold: (660.2) Gross gains on assets sold: $1,055.2 (1) Reconciliation of GAAP gains to gross gains on assets sold from Q1/96 - Q1/06: All amounts in millions Per Share (1) Ameriton after-tax contributions to GAAP net earnings: $189.5 $0.94 Less: accumulated depreciation on assets sold (net of tax): (13.1) (0.08) FFO contributions from gains on assets sold: $176.4 $0.86 (2) Reconciliation of GAAP gains to FFO gains related to Ameriton dispositions activity for Q1/96 - Q1/06: (1) Based on weighted average shares outstanding from Q1/00 - Q1/06.

Supplemental Information and Reconciliations General Notes: This presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described within this presentation. These financial measures, which include Gross Gains and IRR's should not be considered as an alternative to net earnings or any other GAAP measurement of performance or as an alternative to cash flows from operating, investing or financing activities. Furthermore, these non-GAAP financial measures are not intended to be a measure of cash flow or liquidity. Gross Gains/Losses from the disposition of real estate investments is defined as net sales proceeds less the gross investment basis of the asset before accumulated depreciation and impairment for possible loss on real estate investments. Joint venture gain/loss deferrals required under GAAP have also been excluded from Gross Gains/Losses. The primary difference between Gross Gains/Losses and GAAP Gains/Losses is accumulated depreciation, which causes GAAP Gains/Losses to be higher than Gross Gains/Losses. We consider Gross Gains/Losses to be a meaningful supplemental measure of performance because the continued recycling of capital is a fundamental component of our business strategy, and Gross Gains/Losses from the disposition of real estate investments demonstrates the results of our investment activity. Gross Gains/Losses is not intended to be a measure of cash flow or liquidity. IRR's on sold communities refer to the unleveraged internal rate of return calculated by the Company considering the timing and amounts of net operating income during the period owned by the Company, the net sales proceeds and the average undepreciated capital cost of the community during the ownership period, all calculated in accordance with GAAP. The IRR calculations do not include allocations for corporate general and administrative expenses, interest expense or other indirect operating expenses. Therefore, an IRR calculation is not a substitute for net income as a measure of our performance. Management believes that IRR's are an important indicator of the value created during the ownership period. Historical IRR's are not necessarily indicative of IRR's that will be produced in the future. The Company's methodology for calculating IRR's may not be consistent with the methodology used by other companies.

Investor Relations Contact: H. Andrew Cantor (303) 708-5959 (800) 982-9293 acantor@archstonesmith.com